SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 21, 2009

Multi-Color Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Ohio	0-16148	31-1125853
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

50 E-Business Way, Sharonville, Ohio	45241
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

Registrant’s telephone number, including area code 513/381-1480

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On September 21, 2009, Multi-Color Corporation (the “Company”) entered into the First Amendment to Employment Agreement (“Amended Agreement”) with Nigel A. Vinecombe, who became Chief Operating Officer of the Company on May 7, 2009. The Amended Agreement amends the Employment Agreement entered into by Collotype International Holdings Pty Limited (“Collotype”) on February 29, 2008, in connection with the Company’s acquisition of Collotype. Mr. Vinecombe served as President of the Company’s International Business Unit from February 29, 2008 to May 7, 2009. The Amended Agreement was entered into by the parties in order to reflect Mr. Vinecombe’s new position as Chief Operating Officer. The following description is qualified by reference to the Amended Agreement, which is attached hereto as Exhibit 10.1.

The Amended Agreement provides for:

•	an annual base salary of $300,000;

•	eligibility to participate in the Company’s executive incentive compensation plan, with a target payout factor equal to 85% of annual base salary;

•

eligibility to participate in and receive benefits under the Company’s welfare, fringe benefit, vacation and other similar benefit plans, practices, policies and programs to the extent generally applicable to other United States based executives of the Company, as well as a car allowance, housing allowance, home leave expense reimbursement and tax equalization based on Australian tax law;

•	an annual superannuation payment (pension-related payment) equal to 10% of annual base salary;

•

an option to purchase 30,000 shares of the Company’s common stock under the Company’s 2003 Stock Incentive Plan with an option price equal to fair market value on the date of grant (“Option Grant Date”), to vest in five equal annual installments beginning on the first anniversary of the Option Grant Date;

•	eligibility for restricted stock awards and other stock option grants as determined by the Company’s Board of Directors (or Board committee); and

•	the expiration of the Amended Agreement on August 1, 2011.

In addition, the Amended Agreement includes non-competition, non-solicitation and confidentiality provisions. The effective date of the Amended Agreement is August 1, 2009. However, the Option Grant Date is September 21, 2009, the execution date of the Amended Agreement.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
10.1	First Amendment to Employment Agreement dated September 21, 2009, by and between the Company and Nigel Andrew Vinecombe

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTI-COLOR CORPORATION

By:	/s/ James H. Reynolds
Name:	James H. Reynolds
Title:	Vice President — Corporate Controller, Chief Accounting Officer

Date: September 22, 2009

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